FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS
NOTE 18:	FINANCIAL INSTRUMENTS

a.	Overview:

The Group has exposure to the following risks from its use of financial instruments:

☐          Credit risk
☐          Liquidity risk
☐          Market risk

This note presents quantitative and qualitative information about the Group’s exposure to each of the above risks, and the Group’s objectives, policies and processes for measuring and managing risk.

In order to manage these risks and as described hereunder, the Group executes transactions in derivative financial instruments. Presented hereunder is the composition of the derivatives:

	December 31
	2025	2024
	USD thousands

Derivatives presented under current assets
Forward exchange contracts used for hedging	1,178	40

Total	1,178	40

b.	Risk management framework:

The Board of Directors has overall responsibility for the establishment and oversight of the Group’s risk management framework. The Board is responsible for developing and monitoring the Group’s risk management policies.

The Group’s risk management policies are established to identify and analyze the risks faced by the Group, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group’s activities. The Group, through its training and management of standards and procedures, aims to develop a disciplined and constructive control environment in which all employees understand their roles and obligations.

The Group Audit Committee oversees how management monitors compliance with the Group’s risk management policies and procedures and reviews the adequacy of the risk management framework in relation to the risks faced by the Group. The Group Audit Committee is assisted in its oversight role by Internal Audit. Internal Audit undertakes both regular and ad hoc reviews of risk management controls and procedures, the results of which are reported to the Audit Committee.

c.	Credit risk:

The Group’s credit risk arises from the risk of financial loss if a customer or counterparty to a financial instrument fails to meet its contractual obligations.

The carrying amount of financial assets represents the maximum credit exposure.

The maximum exposure to credit risk at the reporting date was as follows:

	December 31
	2025	2024
	USD thousands

Cash and cash equivalents	133,308	187,068
Trade receivables, net (a)	196,101	217,960
Other receivables	1,771	870
Long term deposit	918	738

	332,098	406,636

(a)
At December 31, 2025, the Group included provision for doubtful debts in the amount of USD 8,991 thousand (December 31, 2024: USD 18,502 thousand) in respect of collective impairment provision and specific debtors that their collectability is in doubt.

As of December 31, 2025, two buyers accounted for 22.6% and 10.7% of trade receivables. As of December 31, 2024, three buyers accounted for 19.1%, 12.1% and 11.2% of trade receivables.

	Allowance for Doubtful debts
	2025	2024
	USD thousands

Balance at January 1	18,502	17,423
Allowance for doubtful debts expenses (income)	(7,593)	1,678
Write-off	(1,976)	(358)
Exchange rate difference	58	(241)

Balance at December 31	8,991	18,502

d.	Liquidity risk:

Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure, as far as possible, that it has sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation.

As of December 31, 2025, and December 31, 2024, the Group’s contractual obligation of financial liability is in respect of leases, trade, and other payables in the amount of USD 242,198 thousand and USD 272,289 thousand, respectively.

The contractual maturity of the financial liability that is less than one year is in the amount of USD 223,554 thousand and USD 249,432 thousand for December 31, 2025, and December 31, 2024, respectively.

e.	Market risk:

Market risk is the risk that changes in market prices, such as foreign exchange rates, the CPI, interest rates and equity prices will affect the Group’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.

At December 31, 2025, USD 7,228 thousand are held in NIS, USD 1,962 thousand are held in AUD, USD 1,874 thousand are held in CAD, USD 1,271 thousand are held in SGD, USD 1,160 thousand are held in EUR, USD 243 thousand are held in GBP, USD 221 thousand are held in JPY, USD 238 thousand are held in other currencies and the remainder held in USD.

As of December 31, 2025, and December 31, 2024, no individual vendor accounted for more than 10% of trade payables.

Currency risk

The Group is not exposed to currency risk on sales and purchases that are denominated in a currency other than the respective functional currency of the Group, the USD. The principal currencies in which these transactions are denominated are GBP, NIS, EURO, CAD, SGD, MYR, AUD and JPY. As of December 31, 2025, 11% the cash and cash equivalents balance is held in currencies other than the functional currency of the Group.

At any point in time, the Group aims to match the amounts of its assets and liabilities in the same currency in order to hedge the exposure to changes in currency.

In respect of other monetary assets and liabilities denominated in foreign currencies, the Group ensures that its net exposure is kept to an acceptable level by buying or selling foreign currencies at spot rates when necessary to address short-term imbalances.

f.	Sensitivity analysis:

Exchange rates:

A change as of December 31 in the exchange rates of the following currencies against the USD, as indicated below, would have affected the measurement of financial instruments denominated in a foreign currency and would have increased (decreased) profit or loss and equity by the amounts shown below (after tax). This analysis is based on foreign currency exchange rate that the Group considered to be reasonably possible at the end of the reporting period. The analysis assumes that all other variables, in particular interest rates, remain constant and ignores any impact of forecasted sales and purchases.

	2025		2024
NIS/USD	+10%	-10%	+10%	-10%
	USD thousands

Profit / (Loss)	566	(566)	454	(454)
Increase / (Decrease) in Shareholders’ Equity	567	(567)	455	(455)

Interest:

The Group has a cash flow benefit due to its variable interest rate on cash and cash equivalents. A 5% increase in the interest rate would result in an income and an increase in shareholders' equity of USD 4.4 million.

g.	Level 3 financial instruments carried at fair value

On August 18, 2022, the Company completed a USD 25 million investment in V, a smart TV operating system, streaming platform, and a subsidiary of Hisense, pursuant to which 422,412 ordinary shares were issued to the Company. On August 7, 2025, the Company completed a USD 20 million additional investment in V, pursuant to which 337,041 additional ordinary shares were issued to the Company. As of the reporting date, the Company holds an aggregate of 759,453 ordinary shares in V. In addition, pursuant to the relevant agreement, the Company committed to an additional equity investment, subject to the satisfaction of certain conditions precedent, which is expected to be completed in 2026 and, accordingly, is not reflected in the Company’s ownership interest as of the reporting date.

The investment in shares is a financial asset measured at fair value through profit or loss under level 3.

	2025	2024
	USD thousands
Financial assets measured at fair value:
Investment in shares:
Fair value as of January 1,	25,000	25,000
Current year investments	20,000	-

Fair value as of December 31,	45,000	25,000

Valuation processes used by the Company

The fair value of non-marketable shares is determined by external valuer on an annual basis.

The principal unobservable inputs are as follows:

•	The estimated royalties from App share and remote-control button which is based on the expected increase in market share.
•	The average operating profit margin which is based on the stage of research and development.
•
The discount rate, which is based on the risk-free rate for 10-year debentures issued by the government in the relevant market, adjusted for a risk premium to reflect both the risk of investing in equities, the systematic risk of company and entity specific risk to the extent not already reflected in the cash flows.

Key assumptions used in the calculation of recoverable amounts are as of December 31, 2025:

Post-tax discount rate                    11.5% (WACC)
Terminal value growth rate           3.25%